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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 1998


                          THE LINCOLN ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)



            Ohio                      0-1402                34-0359955
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)


                 22801 St. Clair Avenue, Cleveland, OH 44117
            (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (216) 481-8100


                                      N/A
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          On May 19, 1998, The Lincoln Electric Company distributed the press release that is incorporated herein by reference and being filed as an exhibit to the report on this form.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits
--------

99        Press Release of The Lincoln Electric Company dated May 19, 1998.








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE LINCOLN ELECTRIC COMPANY



                                  By:  /s/ H. Jay Elliott
                                     -------------------------
                                       H. Jay Elliott
                                       Senior Vice President, Chief Financial
                                       Officer and Treasurer


Date: May 20, 1998





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                                 Exhibit Index


Exhibit        Description of Exhibit
-------        ----------------------

99             Press Release of The Lincoln Electric Company dated May 19, 1998.






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